          AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON
                                               November 30, 1995


                                                       REGISTRATION NO. 33-63737
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                Amendment No. 2

                                       to
                                    Form S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                             MICRODYNE CORPORATION

               (Exact name of registrant as specified in charter)

                                    MARYLAND
                          (State or other jurisdiction
                       of incorporation or organization)
                                   52-0856493
                                (I.R.S. Employer
                              Identification No.)

                             3601 Eisenhower Avenue
                           Alexandria, Virginia 22304
                                 (703) 739-0500
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                            ------------------------

                          William Marshall Ellison, II
                       Assistant Treasurer and Controller
                             Microdyne Corporation
                             3601 Eisenhower Avenue
                           Alexandria, Virginia 22304
                                 (703) 739-0500
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                            ------------------------

                                   Copies to:

          Curtis M. Coward, Esquire                     Howard L. Shecter, Esquire
   McGuire, Woods, Battle & Boothe, L.L.P.             Morgan, Lewis & Bockius LLP
            8280 Greensboro Drive                            101 Park Avenue
         McLean, Virginia 22102-3892                     New York, New York 10178
                (703) 712-5000                                (212) 309-6030

                            ------------------------

     Approximate date of commencement of proposed sale to the public:

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

                            ------------------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The following table sets forth the estimated expenses in connection with the issuance and distribution of the shares of Common Stock registered hereby, all of which will be borne by the Company.

        SEC Registration fee...........................................   $ 34,004.31
        NASD Filing Fee................................................     10,361.25
        Blue Sky Fees and Expenses.....................................     15,000.00
        Legal fees and expenses........................................     50,000.00
        Accounting fees and expenses...................................     25,000.00
        Printing.......................................................     60,000.00
        Miscellaneous..................................................    105,634.44
                                                                          -----------
             Total.....................................................   $300,000.00
                                                                           ==========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 2-418 of the Maryland General Corporation Law empowers a corporation to indemnify its directors and officers or former directors or officers and to purchase insurance with respect to liability arising out of their capacity or status as directors and officers. Such law provides further that the indemnification permitted thereunder shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under a corporation's certificate of incorporation, bylaws, any agreement or otherwise.

     The Company's Articles of Amendment and Restatement limits the liability of directors and officers to the fullest extent permissible by Maryland law, as amended from time to time. The Company's Bylaws provide that the Company shall indemnify its officers, directors and employees against liabilities and expenses resulting from their service as such.

ITEM 16. EXHIBITS


   EXHIBIT                                 DESCRIPTION OF EXHIBIT
   -------    ---------------------------------------------------------------------------------
      1       Form of Underwriting Agreement.*
      2       Merger Agreement between Federal Technology Corporation and Registrant, dated
              March 7, 1991 (Incorporated by reference to Exhibit 2.1 to the Registrant's 1991
              Form S-4 Registration Statement).
      5.1     Opinion of McGuire, Woods, Battle & Boothe L.L.P.*
     10.1     Noncompetition Agreement dated as of June 21, 1995 between Microdyne Corporation and Philip T. Cunningham.*
     10.2     Executive Employment Agreement dated as of October 24, 1995 between Microdyne
              Corporation and Philip T. Cunningham.*
     10.3     WNIM Purchase Agreement dated June 14, 1994 between Microdyne Peyton Street
              Corporation, a wholly owned subsidiary of the Registrant, and Gateway
              Communications, Inc.*
     10.4     Asset Purchase Agreement dated June 14, 1994 between Microdyne Peyton Street
              Corporation and Gateway Communications, Inc.*
     10.5     Token Ring Purchase Agreement dated as of July 28, 1994 between Microdyne
              Corporation and Digital Communications Associates, Inc. (Incorporated by
              reference to Exhibit 1 to Registrant's Current Report on Form 8-K dated July 29,
              1994).
     10.6     Asset Purchase Agreement dated January 6, 1995 between Microdyne Corporation and
              Artisoft, Inc. (Incorporated by reference to Exhibit 1 to the Registrant's
              Current Report on Form 8-K dated January 6, 1995).

   EXHIBIT                                 DESCRIPTION OF EXHIBIT
   -------    ---------------------------------------------------------------------------------
     10.7     Asset Purchase Agreement dated as of September 12, 1995 between Microdyne
              Corporation and National Semiconductor Corporation.*
     10.8     License Agreement between Novell, Inc. and Microdyne, Inc. dated July 31, 1992.
     10.9     OEM Agreement between Novell, Inc. and Microdyne dated June 14, 1993.
     10.10    Depot Repair, Product Refurbishment and Warranty Administration Agreement between
              Microdyne Corporation (formerly Federal Technology Corporation) and Epson
              America, Inc., as amended, dated October 1, 1994.
     10.11    Credit Agreement dated as of January 27, 1995 among Microdyne Corporation,
              Crestar Bank and NBD Bank.
     10.12    First Amendment to Credit Agreement among Microdyne Corporation, Crestar Bank and
              NBD Bank dated as of October 26, 1995.
     23.1     Consent of McGuire, Woods, Battle & Boothe L.L.P. (included in Exhibit 5.1 above).
     23.2     Consent of Grant Thornton LLP.*
     23.3     Consent of KPMG Peat Marwick L.L.P.*
     23.4     Consent of Price Waterhouse LLP.*
     24       Power of attorney.*
     27       Financial Data Schedule.*


---------------

* Previously filed.


ITEM 17. UNDERTAKINGS

     The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement, shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alexandria, Commonwealth of Virginia, on this 30th day of November 1995.


                                          MICRODYNE CORPORATION


                                          By:   /s/ PHILIP T. CUNNINGHAM
                                             ---------------------------

                                                    PHILIP T. CUNNINGHAM
                                                       PRESIDENT AND
                                                      CHIEF EXECUTIVE
                                                          OFFICER

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                              TITLE                     DATE
-----------------------------------------------------------------------------------------------
          /s/ PHILIP T. CUNNINGHAM             President, Chief Executive      November 30, 1995
---------------------------------------------     Officer and Director
              PHILIP T. CUNNINGHAM           (Principal Executive Officer)

        /s/ CHRISTOPHER M. MAGINNISS           Executive Vice President,       November 30, 1995
---------------------------------------------    Treasurer and Director
            CHRISTOPHER M. MAGINNISS         (Principal Financial Officer)

      /s/ WILLIAM MARSHALL ELLISON, II*         Assistant Treasurer and        November 30, 1995
---------------------------------------------          Controller
          WILLIAM MARSHALL ELLISON, II       (Principal Accounting Officer)

            /s/ CURTIS M. COWARD*                       Director               November 30, 1995
---------------------------------------------
                CURTIS M. COWARD

         /s/ GREGORY W. FAZAKERLEY*                     Director               November 30, 1995
---------------------------------------------
             GREGORY W. FAZAKERLEY

            /s/ H. BRIAN THOMPSON*                      Director               November 30, 1995
---------------------------------------------
               H. BRIAN THOMPSON
           * By Power of Attorney

                                 EXHIBIT INDEX


                                                                                       SEQUENTIALLY
                                                                                         NUMBERED
   EXHIBIT                            DESCRIPTION OF EXHIBIT                               PAGE
   -------    ----------------------------------------------------------------------   ------------
      1       Form of Underwriting Agreement.*
      2       Merger Agreement between Federal Technology Corporation and
              Registrant, dated March 7, 1991 (Incorporated by reference to Exhibit
              2.1 to the Registrant's 1991 Form S-4 Registration Statement).
      5.1     Opinion of McGuire, Woods, Battle & Boothe L.L.P.*
     10.1     Noncompetition Agreement dated as of June 21, 1995 between Microdyne
              Corporation and Philip T. Cunningham.*
     10.2     Executive Employment Agreement dated as of October 24, 1995 between
              Microdyne Corporation and Philip T. Cunningham.*
     10.3     WNIM Purchase Agreement dated June 14, 1994 between Microdyne Peyton
              Street Corporation, a wholly owned subsidiary of the Registrant, and
              Gateway Communications, Inc.*
     10.4     Asset Purchase Agreement dated June 14, 1994 between Microdyne Peyton
              Street Corporation and Gateway Communications, Inc.*
     10.5     Token Ring Purchase Agreement dated as of July 28, 1994 between
              Microdyne Corporation and Digital Communications Associates, Inc.
              (Incorporated by reference to Exhibit 1 to Registrant's Current Report on Form 8-K dated July 29, 1994).
     10.6     Asset Purchase Agreement dated January 6, 1995 between Microdyne
              Corporation and Artisoft, Inc. (Incorporated by reference to Exhibit 1 to the Registrant's Current Report on Form 8-K dated January 6, 1995).
     10.7     Asset Purchase Agreement dated as of September 12, 1995 between
              Microdyne Corporation and National Semiconductor Corporation.*
     10.8     License Agreement between Novell, Inc. and Microdyne, Inc. dated July
              31, 1992.
     10.9     OEM Agreement between Novell, Inc. and Microdyne dated June 14, 1993.
     10.10    Depot Repair, Product Refurbishment and Warranty Administration
              Agreement between Microdyne Corporation (formerly Federal Technology
              Corporation) and Epson America, Inc., as amended, dated October 1,
              1994.
     10.11    Credit Agreement dated as of January 27, 1995 among Microdyne
              Corporation, Crestar Bank and NBD Bank.
     10.12    First Amendment to Credit Agreement among Microdyne Corporation,
              Crestar Bank and NBD Bank dated as of October 26, 1995.
     23.1     Consent of McGuire, Woods, Battle & Boothe L.L.P. (included in Exhibit
              5.1 above).
     23.2     Consent of Grant Thornton LLP.*
     23.3     Consent of KPMG Peat Marwick L.L.P.*
     23.4     Consent of Price Waterhouse LLP.*
     24       Power of attorney.*
     27       Financial Data Schedule.*


---------------

* Previously filed.